Equity Method Investment	12 Months Ended
Dec. 31, 2023
Equity Method Investment [Abstract]
Equity Method Investment
4. Equity Method Investment

On August 29, 2023, the Company agreed to make a 27.5% investment in a Norwegian limited liability company, RFSea, that is constructing under separate newbuilding contracts, two 6,600 dwt methanol-ready, stainless steel chemical tankers, with expected delivery dates between the fourth quarter of 2025 and the first quarter of 2026. As a result of entering this transaction, the Company committed an aggregate amount of $4,125, due in three equal installments of $1,375 each. The first installment was paid in mid-September 2023, and the two remaining installments are due in late 2024 and mid-2025, respectively. In assessing the accounting treatment for this transaction, the Company evaluated ASC 810 and concluded that RFSea is a VIE and that the Company does not individually have the power to direct the activities of the VIE that most significantly affect its performance. The noncontrolling interest of 27.5% into RFSea was accounted for under the equity method due to the Company’s significant influence over RFSea. As of December 31, 2023, the investment in RFSea amounted to $1,645 and is included in “Equity method investment” in the accompanying 2023 consolidated balance sheet.

For the year ended December 31, 2023, the gain from this investment amounted to $2 and is presented in “Gain from equity method investment” in the accompanying 2023 consolidated statement of comprehensive (loss)/income. Furthermore, the Company incurred net transaction costs in connection with this transaction which amounted to $268 and are presented in “Equity method investment” in the accompanying 2023 consolidated balance sheet. The Company’s maximum exposure to a loss as a result of its investment in RFSea, is limited to its committed amounted in this investment, $4,125.